Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bergio International, Inc(the “Company”), on Form 10-K for the period ended December 31, 2020 as filed with the Securities Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, each hereby certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ Berge Abajian

Berge Abajian

Principal Executive Officer

March 17, 2021

A signed original of this written statement required by Section 906 has been provided to Bergio International, Inc. and will be retained by Bergio International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.